Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:
1)Registration Statement (Form S-8 No. 333-209410) pertaining to the 2011 Option Plan, 2016 Share Option and Incentive Plan, and Non-Plan Share Options of BeiGene, Ltd.,
2)Registration Statement (Form S-8 No. 333-214064) pertaining to the 2011 Option Plan of BeiGene, Ltd.,
3)Registration Statement (Form S-8 No. 333-216885) pertaining to the 2016 Share Option and Incentive Plan of BeiGene, Ltd.,
4)Registration Statement (Form S-8 No. 333-223319) pertaining to the 2016 Share Option and Incentive Plan, as amended, of BeiGene, Ltd.,
5)Registration Statement (Form S-8 No. 333-225543) pertaining to the 2018 Employee Share Purchase Plan and the 2018 Inducement Equity Plan of BeiGene, Ltd.,
6)Registration Statement (Form S-8 No. 333-228786) pertaining to the Second Amended and Restated 2016 Share Option and Incentive Plan and the Second Amended and Restated 2018 Employee Share Purchase Plan of BeiGene, Ltd.,
7)Registration Statement (Form S-8 No. 333-241697) pertaining to the Second Amended and Restated 2016 Share Option and Incentive Plan, as amended, of BeiGene, Ltd.,
8)Registration Statement (Form S-8 No. 333-266639) pertaining to the Second Amended and Restated 2016 Share Option and Incentive Plan, as amended, of BeiGene, Ltd.,
9)Registration Statement (Form S-3 No. 333- 271762) of BeiGene, Ltd. and the related prospectus,
10)Registration Statement (Form S-3 No. 333-271765) of BeiGene, Ltd. and the related prospectus,
11)Registration Statement (From S-8 No. 333-279980) pertaining to the Third Amended and Restated 2016 Share Option and Incentive Plan and the Fourth Amended and Restated 2018 Employee Share Purchase Plan of BeiGene, Ltd., and
12)Registration Statement (Form S-4 No. 333-281324) of BeiGene, Ltd. and the related prospectus;
of our report dated January 8, 2025, with respect to the financial statement schedule listed in Item 15, included in this Form 10-K/A.

/s/ Ernst & Young LLP
Boston, Massachusetts
January 8, 2025